UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2011

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

550 Bowie Street, Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

The Company convened its annual meeting of shareholders on February 28, 2011 pursuant to notice duly given.  The matters voted upon at the meeting and the results of such voting are set forth below:

1.             To elect eleven directors to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Shareholders in 2012 or upon a successor being elected and qualified. All director nominees were duly elected.

	FOR	WITHHELD	BROKER NON-VOTES	APPLICABLE PERCENTAGES
Dr. John Elstrott	121,023,118	11,700,759	20,478,417	91% FOR
Gabrielle Greene	127,426,879	5,296,998	20,478,417	96% FOR
Shahid (Hass) Hassan	124,685,210	8,038,667	20,478,417	94% FOR
Stephanie Kugelman	118,014,972	14,708,905	20,478,417	89% FOR
John Mackey	126,667,167	6,056,710	20,478,417	95% FOR
Walter Robb	127,542,027	5,181,850	20,478,417	96% FOR
Jonathan Seiffer	90,637,871	42,086,006	20,478,417	68% FOR
Morris (Mo) Siegel	127,394,982	5,328,895	20,478,417	96% FOR
Jonathan Sokoloff	101,472,030	31,251,847	20,478,417	76% FOR
Dr. Ralph Sorenson	117,381,214	15,342,663	20,478,417	88% FOR
W. (Kip) Tindell, III	117,881,294	14,842,583	20,478,417	89% FOR

2.             To ratify the appointment of Ernst & Young, LLP as independent auditor for the Company for the fiscal year ending September 25, 2011. This proposal was approved.

FOR	AGAINST	ABSTAIN	APPLICABLE PERCENTAGE
150,657,604	2,362,748	181,942	98% FOR

3.             To ratify compensation packages granted to named executive officers. This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
128,953,322	2,719,127	1,051,428	20,478,417	98% FOR

4.             To determine the frequency of advisory votes on executive compensation. Of the total votes cast, 53% voted for a say-on-pay vote every year, 39% voted for a say-on-pay vote every two years and 7% voted for a say-on-pay vote every three years.  Based on these results, the Board has determined that the Company will hold an advisory shareholder vote on the compensation of executives every year.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTES
70,636,711	52,089,376	9,592,644	405,146	20,478,417

5.             To adopt the shareholder proposal amending the bylaws to permit removal of a director either with or without cause. This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
62,416,538	63,902,017	6,405,322	20,478,417	51% AGAINST

6.             To adopt the shareholder proposal requiring the Chairman of the Board of Directors to be an independent director, whenever possible. This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
44,726,587	87,807,155	190,135	20,478,417	66% AGAINST

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

	By:	/s/ Glenda Flanagan
Date: March 2, 2011	Glenda Flanagan
Executive Vice President and
Chief Financial Officer